Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
______________

Supplement No. 8 dated April 1, 2016
to
Prospectus dated November 4, 2015
________________

This Supplement No. 8 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 4, 2015, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On April 1, 2016, our board of directors declared a special distribution to stockholders as follows:

•	$0.10620 per share of common stock payable on June 27, 2016 to stockholders of record at the close of business on June 24, 2016.

On April 1, 2016, our board of directors declared a series of distributions for the months of April through June 2016. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02068	April 1, 2016	May 2, 2016
$0.02068	April 8, 2016	May 2, 2016
$0.02068	April 15, 2016	May 2, 2016
$0.02068	April 22, 2016	May 2, 2016
$0.02068	April 29, 2016	May 2, 2016
$0.02068	May 6, 2016	May 31, 2016
$0.02068	May 13, 2016	May 31, 2016
$0.02068	May 20, 2016	May 31, 2016
$0.02068	May 27, 2016	May 31, 2016
$0.02068	June 3, 2016	June 27, 2016
$0.02068	June 10, 2016	June 27, 2016
$0.02068	June 17, 2016	June 27, 2016
$0.02068	June 24, 2016	June 27, 2016

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.